License Agreement with Aposense, Ltd. (Details Narrative) - License Agreement [Member] - Aposense, Ltd. [Member]	May 24, 2020 USD ($)
Common stock, lock-up description	Within five business days of satisfying the conditions, we must issue Aposense a number of shares of common stock determined by dividing $2.5 million by the price per share paid by such investors in equity financing. Such shares will be subject to a lock-up, with 40% of such shares released from such lock up after six months and the remaining two 30% tranches to be released upon completion of the next two subsequent quarters.
Milestone payments, description	In addition, we must pay Aposense one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. We are also required to split any milestone payments we receive with Aposense based on any sub-license agreement we may enter into.
Performance of milestone conditions, description	Specific diligence milestones that consist of (i) submitting an IND for a drug indication within 30 months following the satisfaction of the license conditions above; (ii) dosing of a first patient with a product within 42 months following the satisfaction of the license conditions above; (iii) dosing of a first patient with a product in a pivotal clinical trial within 72 months following the satisfaction of the license conditions above and (iv) an NDA submission within 120 months following the satisfaction of the license conditions above.
Maximum [Member]
Development and regulatory milestone payments	$ 3,000,000